EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mario L. Giannini, Chief Executive Officer, and I, Atul Varma, Chief Financial Officer, of Hamilton Lane Incorporated, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.The Annual Report on Form 10-K for the year ended March 31, 2022 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Hamilton Lane Incorporated.

Date: May 26, 2022

/s/ Mario L. Giannini
Mario L. Giannini
Chief Executive Officer

Date: May 26, 2022

/s/ Atul Varma
Atul Varma
Chief Financial Officer